Exhibit 10.7

HANOVER-STC ACQUISITION CORP.

______________, 2007

Hanover Group US
____________________________________
____________________________________

Gentlemen:

        This letter will confirm our agreement that, commencing on the effective date (“Effective Date”) of the registration statement for the initial public offering (“IPO”) of the securities of Hanover-STC Acquisition Corp. (“HAC”) and continuing until the earlier of (i) the consummation by HAC of a “Business Combination” or (ii) HAC’s liquidation (in each case as described in HAC’s IPO prospectus) (such earlier date hereinafter referred to as the “Termination Date”), Hanover Group US shall make available to HAC certain office space, utilities and secretarial support as may be required by HAC from time to time, located at [___________________] (or any successor location). In exchange therefor, HAC shall pay Hanover Group US the sum of $10,000 per month on the Effective Date and continuing monthly thereafter until the Termination Date. In connection herewith Hanover Group US has executed a waiver substantially in the form of Exhibit [_] to the underwriting agreement executed by HAC in connection with the IPO.

Very truly yours,

HANOVER-STC ACQUISITION CORP.

By: ___________________________ Name: _________________________ Title: __________________________

AGREED TO AND ACCEPTED BY:

HANOVER GROUP US

By: ___________________________
Name: _________________________
Title: __________________________